                                                                   Exhibit 10.12

                          REGISTRATION RIGHTS AGREEMENT



                                   DATED AS OF



                                NOVEMBER 17, 1999



                                      AMONG



                        FINANCIAL PERFORMANCE CORPORATION



                                       AND



                               WILLIAM F. FINLEY,



                                ROBERT S. TRUMP,



                                JEFFREY SILVERMAN



                                       AND



                                   RONALD NASH


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                                TABLE OF CONTENTS
                                                                                                               PAGE
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ARTICLE I             DEFINITIONS AND USAGE...................................................................  1

         Section 1.1       Definitions........................................................................  1

         Section 1.2       Usage..............................................................................  4

ARTICLE II            DEMAND AND SHELF REGISTRATION STATEMENTS................................................  5

         Section 2.1       Demand Registration Statements.....................................................  5

         Section 2.2       Shelf Registration Statements......................................................  6

         Section 2.3       Limitation on Demand Registration..................................................  6

         Section 2.4       Manner of Sale.....................................................................  7

         Section 2.5       Withdrawal.........................................................................  7

ARTICLE III           PIGGYBACK REGISTRATION STATEMENTS.......................................................  7

         Section 3.1       Piggyback Registration Statements..................................................  7

         Section 3.2       Priority in Registrations..........................................................  8

ARTICLE IV            REGISTRATION PROCEDURES AND EXPENSES....................................................  9

         Section 4.1       Registration Procedures............................................................  9

         Section 4.2       Holders' Obligations...............................................................  12

         Section 4.3       Registration Expenses..............................................................  14

ARTICLE V             INDEMNIFICATION AND CONTRIBUTION........................................................  14

         Section 5.1       Indemnification by the Company.....................................................  14

         Section 5.2       Indemnification by the Selling Holders.............................................  15

         Section 5.3       Notice of Claims, etc..............................................................  15

         Section 5.4       Contribution.......................................................................  16

         Section 5.5       Survival...........................................................................  17

ARTICLE VI            RULE 144 AND RULE 144A..................................................................  17

         Section 6.1       Reports, etc.......................................................................  17

         Section 6.2       Rule 144 Information...............................................................  17

         Section 6.3       Rule 144A Information..............................................................  17

ARTICLE VII           MISCELLANEOUS...........................................................................  17

         Section 7.1       Amendment, Modification and Waivers; Further Assurances............................  17

         Section 7.2       Assignment.........................................................................  18

         Section 7.3       Invalid Provisions.................................................................  18
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                               TABLE OF CONTENTS
                                  (CONTINUED)
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                                                                                                                PAGE

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         Section 7.4       Nominees for Beneficial Owners.....................................................  18

         Section 7.5       Governing Law......................................................................  19

         Section 7.6       Notices............................................................................  19

         Section 7.7       Entire Agreement; Integration......................................................  21

         Section 7.8       Injunctive Relief..................................................................  21

         Section 7.9       Section Headings...................................................................  21

         Section 7.10      Counterparts.......................................................................  21

         Section 7.11      Filing.............................................................................  21

         Section 7.12      Termination........................................................................  22

         Section 7.13      Attorneys' Fees....................................................................  22

         Section 7.14      No Third Party Beneficiaries.......................................................  22

         Section 7.15      Requisite Holders..................................................................  22
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
                          REGISTRATION RIGHTS AGREEMENT


         Registration Rights Agreement dated as of November 17, 1999 by and among Financial Performance Corporation, a New York corporation (the "Company"), William F. Finley ("Finley"), Robert S. Trump ("Trump"), Jeffrey Silverman ("Silverman") and Ronald Nash ("Nash").


                                    RECITALS


         WHEREAS, Finley is President, Chief Executive Officer, Principal Financial Officer and a shareholder of the Company;

         WHEREAS, the Company and Finley desire to set forth in this agreement the registration rights which the Company will grant to Finley,

         WHEREAS, Trump is a principal shareholder of the Company;

         WHEREAS, Trump has entered into several registration rights agreements with the Company and desires to set forth in one agreement, to supercede any and all such prior registration rights agreements, all of the registration rights granted to him by the Company; and

         WHEREAS, as of the date hereof, Silverman and Nash have each become directors of the Company and principal shareholders of the Company through their purchase from Trump of an aggregate of 1,000,000 shares of common stock and options to purchase an additional 2,500,000 shares of common stock of the Company and the grant to them by the Company of options to purchase an aggregate of 2,000,000 shares of common stock of the Company,

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                   ARTICLE I

                              DEFINITIONS AND USAGE

Section 1.1       Definitions.  As used in this Agreement:

         Affiliate. "Affiliate" shall mean (a) when used with reference to any partnership, any Person that, directly or indirectly through one or more intermediaries, owns or controls 10% or more of either the capital or profit interests of such partnership or is a general partner of such partnership or is a Person in which such partnership has a 10% or greater direct or indirect equity interest, and (b) when used with reference to any corporation, any Person that, directly or indirectly, owns or controls 10% or more of the outstanding voting securities of such corporation or is a Person in which such corporation has a 10% or greater direct or indirect equity interest. In addition, the term "Affiliate," when used with reference to any Person, also means any other Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with such Person. As used in the preceding sentence,
(i) the term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of the entity referred to, whether through ownership of voting securities, by contract, or otherwise, and (ii) the terms "controlling" and "controls" shall have meanings correlative to the foregoing.

         Agreement. "Agreement" shall mean this Registration Rights Agreement, as the same may be amended from time to time.

         Commission. "Commission" shall mean the United States Securities and Exchange Commission, or any successor governmental agency or authority thereto.

         Common Stock. "Common Stock" shall mean (a) the common stock, par value $0.01 per share, of the Company, and (b) shares of capital stock of the Company issued by the Company in respect of or in exchange for shares of such common stock in connection with any stock dividend or distribution, stock split-up, recapitalization, recombination or exchange by the Company generally of shares of such common stock.

         Demand Registration Request. "Demand Registration Request" shall have the meaning set forth in Section 2.1(a).

         Demand Registration Statement. "Demand Registration Statement" shall have the meaning set forth in Section 2.1(a).

         Demanding Holders. "Demanding Holders" shall have the meaning set forth in Section 2.1(a).

         Exchange Act. "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

         Holder or Holders. "Holders" shall mean each of Finley, Trump, Silverman and Nash and any Person or Persons to whom the rights granted under this Agreement are transferred by Finley, Trump, Silverman or Nash and the Permitted Transferees (thereof of any such Transferee as defined in Section 7.2 hereof) pursuant to Section 7.2 hereof.

         Person. "Person" shall mean any individual, corporation, partnership, joint venture, association, joint-stock company, limited liability company, trust, unincorporated organization or government or other agency or political subdivision thereof.

         Piggyback Registration Statement. "Piggyback Registration Statement" shall have the meaning set forth in Section 3.1.

         Register, Registered and Registration. "Register", "registered", and "registration" shall refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act, and the declaration or ordering by the Commission of effectiveness of such registration statement or document.

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         Registrable Securities. "Registrable Securities" shall mean (a) the shares of Common Stock beneficially owned (as determined under Rule 13d-3 under the Exchange Act) by the Holders on the date hereof; (b) any shares of Common Stock or other securities issued to the Holders as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued
as) a dividend or other distribution with respect to, or in exchange by the Company generally for, or in replacement by the Company generally of, such shares of Common Stock; and (c) any securities issued in exchange for shares of Common Stock beneficially owned by a Holder on the date hereof in any merger, recapitalization or reorganization of the Company. As to any particular Registrable Securities, once issued, such securities will cease to be Registrable Securities (a) when a registration statement with respect to the resale of such securities has become effective under the Securities Act and such securities shall have been disposed of in accordance with the plan of distribution set forth in such registration statement; (b) when such securities have been transferred pursuant to Rule 144 to a third party who is not an Affiliate of the Company, and new certificates evidencing such securities without legends restricting further transfer have been delivered by the Company, and the Holders have received an opinion of Company counsel that, in the opinion of such counsel, subsequent public distribution of such securities requires neither registration under the Securities Act or qualification (or any similar filing) under any state securities or blue sky law then in effect nor the use of an applicable exemption from such registration qualification; or (c) in the event such Holder is not an Affiliate of the Company, when all of a Holder's otherwise Registrable Securities may be immediately sold without registration under the Securities Act pursuant to Rule 144 without any restrictions under Rule 144(k).

         Registration Expenses. "Registration Expenses" shall mean all expenses incident to the Company's performance of, or compliance with, this Agreement, including, without limitation, (a) all registration, filing, securities exchange listing, rating agency and National Association of Securities Dealers, Inc. fees, (b) all registration, filing, qualification and other fees and expenses of complying with securities or blue sky laws of all jurisdictions in which the securities are to be registered and the reasonable legal fees and expenses incurred in connection with the blue sky qualifications of the Registrable Securities and the determination of their eligibility for investment under the laws of all such jurisdictions, (c) all word processing, duplicating, printing, messenger and delivery expenses incurred by the Company, (d) the fees and disbursements of counsel for the Company and of its independent public accountants, including, without limitation, the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance, (e) the reasonable fees and disbursements incurred for one counsel or firm of counsel selected by the Requisite Holders of the Registrable Securities, (f) premiums and other costs of policies of insurance against liabilities arising out of the public offering of the Registrable Securities being registered to the extent the Company elects to obtain such insurance, (g) any fees and disbursements of underwriters customarily paid by issuers or sellers of securities (but excluding underwriting discounts, concessions, allowances and commissions and transfer taxes, if any, relating to the Registrable Securities being registered), and (h) fees and expenses of other Persons retained or employed by the Company.

         Requisite Holders. "Requisite Holders" shall mean any Selling Holder or Selling Holders of a majority in interest of the Registrable Securities requested to be included in a registration or other relevant action, as the case may be.

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         Rule 144. "Rule 144" shall mean Rule 144 promulgated by the Commission under the Securities Act, and any successor provision thereto.

         Rule 144A. "Rule 144A" shall mean Rule 144A promulgated by the Commission under the Securities Act, and any successor provision thereto.

         Securities Act. "Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

         Selling Holders. "Selling Holders" shall mean, with respect to a specified registration pursuant to this Agreement, Holders whose Registrable Securities are included in such registration.

         Shelf Registration Statement. "Shelf Registration Statement" shall have the meaning set forth in Section 2.2(a).

         Transfer. "Transfer" shall mean and include the act of selling, giving, transferring, creating a trust (voting or otherwise), assigning or otherwise disposing of (other than pledging, hypothecating or otherwise transferring as collateral security for an underlying obligation) (and correlative words shall have correlative meanings); provided, however, that any transfer or other disposition upon foreclosure or other exercise of remedies of a secured creditor after an event of default under or with respect to a pledge, hypothecation or other transfer as collateral security shall constitute a "Transfer."

         Underwriters' Representative. "Underwriters' Representative" shall mean the managing underwriter, or, in the case of a co-managed underwriting, the lead manager, within the meaning of Rule 12b-2 under the Exchange Act.

         Violation. "Violation" shall have the meaning set forth in Section 5.1.

         Section 1.2 Usage. (a) References to a Person are also references to its assigns and successors in interest (by any means whatever, including merger, consolidation or sale of all or substantially all of the assets of such Person or otherwise, as the case may be).

         (b) References to Registrable Securities "owned" by a Holder shall include Registrable Securities beneficially owned by such Person but which are held of record in the name of a nominee, trustee, custodian, or other agent, but shall exclude shares of Common Stock held by a Holder in a fiduciary capacity for customers of such Person.

         (c) References to a document are to it as amended, waived and otherwise modified from time to time and references to a statute or other governmental rule are to it as amended and otherwise modified from time to time (and references to any provision thereof shall include references to any successor provision).

         (d) References to Sections, Articles or Schedules are to sections or articles hereof or schedules hereto, unless the context otherwise requires.

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         (e) The definitions set forth herein are equally applicable both to the singular and plural forms and the feminine, masculine and neuter forms of the terms defined.

         (f) The term "including" and correlative terms shall be deemed to be followed by "without limitation" whether or not followed by such words or words of like import.

         (g) The "date of" any notice or request given pursuant to this Agreement shall be determined in accordance with Section 7.6.

                                   ARTICLE II

                    DEMAND AND SHELF REGISTRATION STATEMENTS

         Section 2.1 Demand Registration Statements. (a) At any time during the period commencing on the date hereof and ending on the fifth anniversary hereof, a Holder (the "Demanding Holder") may at his option make a written request (a "Demand Registration Request") to the Company requesting that the Company file with the Commission a registration statement on an appropriate form under the Securities Act (a "Demand Registration Statement") to register all or such number of such Demanding Holder's Registrable Securities as the Demanding Holder shall request in writing; provided, however, that no request may be made pursuant to this Section 2.1 unless the Demanding Holder requests that at least 250,000 shares of Registrable Securities be included in the Demand Registration Statement. Upon receipt of a Demand Registration Request, the Company shall promptly give written notice of such proposed registration to all other Holders known to the Company. Such Holders shall have the right, by giving written notice to the Company within fifteen (15) days after the Company provides its notice, to elect to have included in such registration such number of their Registrable Securities as such Holders may request in such notice. Each Holder may, at any time up to five (5) business days before the filing date of the applicable Registration Statement relating to the Demand Registration, request that his Registrable Securities not be included therein by providing a written notice to that effect to the Company. The Company shall not be obligated to file the Demand Registration Statement if, after giving effect to any such withdrawal(s) from one or more Holders, the Demand Registration Statement does not include at least 250,000 shares of Common Stock constituting Registrable Securities.

         After an effective Demand Registration Request is made, the Company shall, as soon as reasonably practicable but in any event within 60 days of the date of such Demand Registration Request (unless the Company's financial statements would otherwise be "stale" under Rule 3-12 of Regulation S-X), file with the Commission the Demand Registration Statement. Any Demand Registration Statement shall provide for an underwritten offering (whether on a "firm," "best efforts" or "all reasonable efforts" basis or otherwise) or an offering on a delayed or continuous basis pursuant to Rule 415 under the Securities Act. Any Demand Registration Request made pursuant to this Section 2.1 shall be addressed to the attention of the President of the Company and shall specify the number of Registrable Securities to be registered, the intended methods of disposition thereof and that the request is for a Demand Registration Statement pursuant to this Section 2.1. The Company shall use its reasonable best efforts to keep any Demand Registration

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
Statement continuously effective for a period of one year following the effective date thereof, or such shorter period ending on the earlier of (i) when all Registrable Securities covered by such Registration Statement have been sold or (ii) if none of the Holders of Registrable Securities included in such Registration Statement are Affiliates of the Company, the first date when all Registrable Securities covered by the Registration Statement may be immediately sold without registration under the Securities Act pursuant to the exemptions provided by Rule 144 under the Securities Act and without restriction under Rule 144(k), subject to the provisions of Article IV hereof.

         (b) The Company shall be entitled to postpone for up to 90 days the filing of any Demand Registration Statement otherwise required to be prepared and filed pursuant to this Section 2.1 if (i) the Board of Directors of the Company determines, in its good faith reasonable judgment, that such registration and the Transfer of Registrable Securities contemplated thereby would materially interfere with, or require the premature disclosure of, any financing, securities purchase, acquisition or reorganization or other material transaction involving the Company or any of its subsidiaries or would otherwise require the premature disclosure of any other material nonpublic information as to which the Company has a bona fide business purpose for maintaining its confidentiality, and (ii) the Company promptly gives the Demanding Holders notice of such determination (which notice need not disclose the fact, event or information); provided, however, that the Company shall not have, within the 12 months prior to the date of the postponement, postponed pursuant to this Section 2.1(b) the filing of any other Demand Registration Statement covering such Holder's Registrable Securities that was subsequently abandoned because the Demand Registration Request relating thereto was withdrawn.

         Section 2.2 Shelf Registration Statements. As soon as practicable but no later than 120 days after the date hereof, the Company shall file with the Commission a registration statement on Form SB-2, S-1 or Form S-3 (if use of such form is then available) or such other appropriate form in accordance with the Securities Act for an offering or offerings by the Holders of the Registrable Securities on a delayed or continuous basis pursuant to Rule 415 under the Securities Act (each, a "Shelf Registration Statement"). The Company shall use its reasonable best efforts to have such Shelf Registration Statement declared effective within 180 days following the filing of the registration statement. Subject to compliance with the provisions of Section 4.2, each Holder shall be entitled to have all or a portion of such Holder's Registrable Securities included in the applicable Shelf Registration Statement. The Company shall use its reasonable best efforts to keep such Shelf Registration Statement continuously effective for a period of 270 days following the effective date thereof, or such shorter period ending on the earlier of (i) when all Registrable Securities covered by such Registration Statement have been sold or
(ii) if none of the Holders of Registrable Securities included in such Registration Statement are Affiliates of the Company, the first date when all Registrable Securities covered by the Registration Statement may be immediately sold without registration under the Securities Act pursuant to the exemptions provided by Rule 144 under the Securities Act and without restriction under Rule 144(k), subject to the provisions of Article IV hereof.

         Section 2.3 Limitation on Demand Registration. The Company shall be obligated to effect no more than three (3) Demand Registration Statements for each Holder of the Registrable

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
Securities. For purposes of the preceding sentence, a Demand Registration Statement shall not be deemed to have been effected as to a Holder's Registrable Securities (a) unless a registration statement with respect thereto has become effective, (b) if after such registration statement has become effective, such registration or the related offer, sale or distribution of such Holder's Registrable Securities thereunder is interfered with by any stop order, injunction or other order or requirement of the Commission or other governmental agency or court for any reason not attributable to such Selling Holder and such interference is not thereafter eliminated, or (c) if the conditions to closing specified in any underwriting agreement containing usual and customary terms entered into in connection with such registration are not satisfied or waived, other than by reason of a failure on the part of such Selling Holder. The Company's obligation to effect a given Demand Registration pursuant to Section
2.1 shall be deemed to have been satisfied upon the earlier of (i) the date as of which all of the Registrable Securities included therein shall have been sold, and (ii) the date as of which such Demand Registration Statement shall have been continuously effective for a period of one year or such shorter period as provided in Article IV.

         Section 2.4 Manner of Sale. The Demanding Holder shall, in connection with a Demand Registration Statement, be entitled, in his sole and absolute discretion, to select the manner in which his Registrable Securities are sold, including, but not limited to, the selection of underwriters or brokers through whom such securities will be sold and the purchasers for such securities, subject solely in the case of underwriters, to the Company's prior approval of such underwriters or brokers, which approval shall not be unreasonably withheld or delayed. In connection therewith, the Company shall take such actions as are reasonably requested by such underwriters or brokers in order to facilitate the registration and disposition of the Registrable Securities in accordance with this Agreement, including, but not limited to, cooperating in the performance of any reasonable due diligence investigation by a Holder or a Holder's representative or any underwriter, including making available for inspection and discussion, respectively, necessary corporate documents and records and company personnel, subject to the receipt, where reasonably requested, of an executed confidentiality agreement in a form reasonably satisfactory to the Company.

         Section 2.5 Withdrawal. Any Holder participating in a registration pursuant to this Agreement shall be permitted to withdraw all or part of its Registrable Securities from such registration at any time (but not later than two business days) prior to the effective date of the registration statement covering such securities; provided that, in the event of a withdrawal from a registration effected pursuant to Section 2.1 hereof, such registration shall be deemed to have been effected for purposes of the first sentence of Section 2.3 hereof (subject to any otherwise applicable provisions in Section 2.3 hereof).

                                  ARTICLE III

                        PIGGYBACK REGISTRATION STATEMENTS

         Section 3.1 Piggyback Registration Statements. (a) If at any time the Company proposes to register equity securities or securities convertible or exchangeable into equity securities under the Securities Act in connection with a public offering solely for cash (other than

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
by a registration on Form S-4 or S-8 or any successor or similar forms or filed in connection with an exchange offer or any offering of securities solely to the Company's existing stockholders or otherwise pursuant to a dividend reinvestment plan or a dividend reinvestment and stock purchase plan, and other than pursuant to Article II), the Company shall promptly give each Holder of Registrable Securities written notice of such proposed registration (a "Piggyback Registration Statement"). Upon the written request of a Holder receiving such notice given within 20 days following the date of such notice (which request shall state the number of Registrable Securities to be registered and the intended method of distribution of such Registrable Securities), the Company shall cause to be included in such registration statement and use its reasonable best efforts to have registered under the Securities Act all the Registrable Securities that each such Holder shall have requested to be registered; provided, however, that the Company shall have the right to postpone or withdraw any registration (in its entirety) effected pursuant to this Section 3.1 without obligation or liability to any Holder, subject to Section 3.1(b) hereof.

         (b) If at any time after giving written notice of its intention to register any of its securities pursuant to Section 3.1(a), and prior to the effective date of the Piggyback Registration Statement filed in connection with such Registration, the Company shall determine for any reason not to register or to delay the Registration of such securities, the Company shall give written notice of such determination to each Holder of Registrable Securities contemplated to be included in such registration. If the Company shall elect not to register such securities, the Company shall be relieved of its obligation to register any Registrable Securities in connection therewith (but not from its obligation, if any, to pay the Registration Expenses in connection therewith), provided however, that in no event may the Company include in a Piggyback Registration Statement the Registrable Securities of one requesting Holder and exclude therefrom the Registrable Securities of the other requesting Holder, unless the excluded Holder is not in compliance with the terms hereof. In the event of an election by the Company not to register such securities, such non-registration shall not count as an exercised piggyback registration right pursuant to this Section 3.1 hereof.

         (c) Until the fifth anniversary of the date hereof, each Holder shall be entitled to have its Registrable Securities included in an unlimited number of Piggyback Registration Statements pursuant to this Section 3.1.

         Section 3.2 Priority in Registrations. (a) If the Company's offering pursuant to which a Piggyback Registration Statement is proposed to be filed is underwritten, the Holders shall sell the Registrable Securities to be sold pursuant to such offering to or through the underwriter or underwriters of the securities being registered for the account of the Company upon terms generally comparable to the terms applicable to the Company and substantially identical to those for the account of the other Holders, and if the lead underwriter reasonably determines in writing to be provided to the Holders that the number of securities included in the registration statement exceeds the number (the "Saleable Number") that can be sold in an orderly fashion within a price range reasonably acceptable to the Company, then the number of securities that the Company and the Holders will be permitted to include in such Registration Statement will be allocated as follows: (i) first, all the securities to be sold by the Company for its own account pursuant to

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
Section 3.1(a), and (ii) second, the difference between the Saleable Number and the number, if any, to be included pursuant to clause (i) hereof, such amount to be allocated among the Holders pro rata on the basis of the relative number of Registrable Securities held by each of them.

         (b) If as a result of the proration provisions of this Section 3.2, any Holder of Registrable Securities is not entitled to include all such Registrable Securities in such registration (a "Cutback"), such Holder may, on written notice to the Company given at least two business days prior to the effective date of the applicable registration statement, elect to withdraw his, her or its request to include any Registrable Securities in such registration (a "Withdrawal Election"); provided, however, that a Withdrawal Election shall be irrevocable and any Holder of Registrable Securities who has made a Withdrawal Election shall no longer have any right to include any Registrable Securities in the registration as to which such Withdrawal Election was made. The number of securities required to satisfy any underwriters' overallotment option shall be allocated pro rata among the Company and all Holders on the basis of the relative number of securities otherwise to be included by each of them in the registration.

                                   ARTICLE IV

                      REGISTRATION PROCEDURES AND EXPENSES

         Section 4.1 Registration Procedures. Whenever required under Article II or Article III to effect the registration of any Registrable Securities, the Company shall, as expeditiously as practicable (but subject to the periods set forth in Sections 2.1(a) and 2.2):

         (a) Prepare and file with the Commission a registration statement with respect to such Registrable Securities and use the Company's reasonable best efforts to cause such registration statement to become effective, in each instance giving due regard to the need to prepare current financial statements, conduct due diligence and complete other actions that are reasonably necessary to effect a registered public offering.

         (b) Use the Company's reasonable best efforts to keep the relevant Demand Registration Statement continuously effective for one year, or Shelf Registration Statement continuously effective for 270 days, from the effective date thereof or such shorter period ending on the earlier of (i) when all Registrable Securities covered by such Registration Statement have been sold, or
(ii) if none of the Holders of Registrable Securities included in such Registration Statement are Affiliates of the Company, the first date when all Registrable Securities covered by the Registration Statement may be immediately sold without registration under the Securities Act pursuant to the exemptions provided by Rule 144 under the Securities Act, without restriction under Rule 144(k). As soon as reasonably practicable after the occurrence of any fact or event that makes untrue any statement of a material fact made in the Shelf Registration Statement or that requires the making of any additions to or changes in the Shelf Registration Statement in order to make the statements therein, in light of the circumstances in which they were made, not misleading, the Company shall prepare and file a supplement or amendment to the Shelf Registration Statement or related prospectus, or a document incorporated therein by reference, so that such Shelf Registration Statement and related prospectus shall not contain any

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
such untrue statement of a material fact or any such omission of a material fact; provided, however, that if the Board of Directors of the Company determines, in its good faith reasonable judgment, that the Transfer of Registrable Securities pursuant to the Shelf Registration Statement would materially interfere with, or require the premature disclosure of, any financing, acquisition or reorganization involving the Company or any of its subsidiaries or otherwise would require premature disclosure of any other material nonpublic information as to which the Company has a bona fide business purpose for maintaining its confidentiality, then for so long as such circumstances or such business purpose continues to exist (provided that, the number of days of any such suspension may not exceed an aggregate of 120 days in any 360-day period), the Company shall not be required to prepare or file any such supplement, amendment or document.

         (i) Each Holder agrees, by acquisition of a Registrable Security, that, upon receipt of any notice from the Company of the existence of any fact or event of the kind described in Section 2.1(b) or 4.1(b) (which notice need not disclose the fact, event or information), such Holder will forthwith discontinue the disposition of any Registrable Securities pursuant to the Demand Registration Statement or Shelf Registration Statement, as the case may be, until such Holder's receipt of the copies of a supplemented or amended prospectus as contemplated by Section 4.1(b), or until it is advised in writing by the Company that the use of the prospectus related to such Demand Registration Statement or Shelf Registration Statement may be resumed, and has received copies of any additional or supplemental filings that are incorporated by reference in such prospectus. If so directed by the Company, each Holder will deliver to the Company all copies, other than permanent file copies then in such Holder's possession, of the prospectus covering such Registrable Securities that was current at the time of receipt of such notice. Any such notice or writing of the Company, or prospectus supplement or amendment, shall be delivered simultaneously to all Holders of Registrable Securities included in such registration statement.

         (ii) Notwithstanding the foregoing, if, in the case of a Demand Registration Statement, the filing of a registration statement is postponed as permitted by Section 2.1(b), or, in the case of a Shelf Registration Statement, the preparation and filing of a supplement, amendment or incorporated document is postponed as permitted by Section 4.1(b), or in the case of a Piggyback Registration Statement, the filing of a registration statement is postponed as permitted by Section 3.1(b), the five-year period for filing a Demand Registration Statement or a Piggyback Registration Statement or the 270-day period of effectiveness of the Shelf Registration Statement, as the case may be, shall be extended by the aggregate number of days of such postponement.

      (c) Prepare and file with the Commission such amendments, supplements or incorporated documents to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement. If the registration statement is for an underwritten offering, the Company shall amend the registration statement or supplement the prospectus whenever required by the terms of the underwriting agreement entered into pursuant to Section 4.1(f). In the event that any Registrable Securities included in a registration statement subject to, or required by, this Agreement remain unsold at the end of the period during which the Company is obligated to use its reasonable best efforts to maintain the effectiveness of such registration statement, the Company may file a post-effective amendment to the registration statement for the purpose of removing such securities from registered status.

      (d) Furnish to each Selling Holder of Registrable Securities copies of the registration statement, any pre-effective or post-effective amendment thereto, the prospectus, including each preliminary prospectus and any amendments or supplements thereto, in each case in conformity with the requirements of the Securities Act.

      (e) Use the Company's reasonable best efforts (i) to register and qualify the securities covered by such registration statement under the securities or Blue Sky laws of such states or jurisdictions as shall be reasonably requested by the Underwriters' Representative (or if inapplicable, the Requisite Holders), and (ii) to obtain the withdrawal of any order suspending the effectiveness of a registration statement, or the lifting of any suspension of the qualification (or exemption from qualification) of the offer and transfer of any of the Registrable Securities in any jurisdiction, at the earliest practicable moment; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business, subject itself to taxation or to file a general consent to service of process in any states or jurisdictions where it is not now so subject.

      (f) In the event of a Demand Registration Statement, enter into and perform the Company's obligations under an underwriting or agency agreement (including indemnification and contribution obligations of underwriters or agents), in usual and customary form, with the managing underwriter or underwriters of or agents for such offering. The Company shall also cooperate with the Requisite Holders and the Underwriters' Representative for such offering in the marketing of the Registrable Securities, including making reasonably available the Company's officers, accountants, counsel, premises, and books and records for such purpose.

      (g) Promptly notify each Selling Holder of any stop order issued or threatened to be issued by the Commission in connection therewith (and take all actions required to prevent the entry of such stop order or to remove it if entered).

      (h) Make generally available to the Company's security holders an earnings statement satisfying the provisions of Section 11(a) of the Securities Act no later than 90 days following the end of the 12-month period beginning with the first month of the Company's first fiscal quarter commencing after the effective date of each registration statement filed pursuant to this Agreement.

      (i) Make reasonably available for inspection by any Selling Holder, any underwriter participating in such offering and the representatives of such Selling Holder and Underwriter, all financial and other information as shall be reasonably requested by them, and provide each Selling Holder, any underwriter participating in such offering and the representatives of such Selling Holder and Underwriter the opportunity to discuss the business affairs of the Company with its principal executives and independent public accountants who have certified the audited financial statements included in such registration statement, in each case to the extent necessary to enable them to exercise their due diligence responsibility under the Securities Act; provided, however, that information that the Company determines, in good faith, to be confidential and which the Company advises such Person in writing, is confidential, shall not be disclosed unless such Person signs a confidentiality agreement reasonably satisfactory to the Company.

      (j) In the event of a Demand Registration Statement, use the Company's reasonable best efforts to obtain a "comfort letter" from its independent public accountants and legal opinions of counsel to the Company addressed to each of the Selling Holders and each underwriter or agent, in customary form and covering such matters of the type customarily covered by such letters and in a form that shall be reasonably satisfactory to the Selling Holders and the Underwriters' Representative. The Company shall furnish to each Selling Holder and each underwriter or agent a signed counterpart of any such comfort letter or legal opinion. Delivery of any comfort letter shall be subject to the recipient furnishing such written representations or acknowledgments as are customarily provided by selling stockholders, underwriters or agents who receive such comfort letters under SAS No. 72. Nothing in the immediately preceding sentence shall be deemed to require a Selling Holder, underwriter or agent to make representations and warranties if the Selling Holder, underwriter or agent is willing to receive a letter in the form to be provided to selling stockholders, underwriters or agents not making representations and warranties under SAS No. 76.

      (k) Provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by such registration statement from and after a date not later than the effective date of such registration statement.

      (l) Use all reasonable efforts to cause the Registrable Securities, if the Common Stock is then listed on a national securities exchange or included for quotation in a recognized trading market, to continue to be so listed or included to ensure that the Registrable Securities are freely tradeable thereon.

      (m) Provide a CUSIP number for all Registrable Securities covered by such registration statement not later than the effective date of such registration statement.

   Section 4.2 Holders' Obligations. (a) Each Selling Holder shall:

         (i) furnish to the Company such information regarding such Selling Holder and its affiliates, the number of Registrable Securities owned and proposed to be sold by it, the intended method of disposition of such securities and any other information as shall be required to effect the registration of such Selling Holder's Registrable Securities, and cooperate with the Company in preparing such registration statement and in complying with the requirements of the Securities Act;

         (ii) agree to sell its Registrable Securities to the underwriters at the same price and on substantially the same terms and conditions as the Company or the other Persons on whose behalf the registration statement was being filed have agreed to sell their securities, and execute the underwriting agreement agreed to by the Company and customary custody arrangements, lock-up letters, indemnities, questionnaires and other documents reasonably required by the underwriters or agents; provided, however, that the lock-up period for each Selling Holder shall be the same.

      (b) In the event that a Demand Registration Statement or a Piggyback Registration Statement becomes effective, if and to the extent requested by the managing underwriter or lead agent for the offering relating thereto, no Holder shall offer, sell or agree to sell or otherwise dispose of or transfer any Registrable Securities or securities convertible into or exchangeable or exercisable for any Registrable Securities (other than, in the case of the Selling Holders under the Demand Registration Statement or Piggyback Registration Statement, pursuant to such Demand Registration Statement or Piggyback Registration Statement, as the case may be), or exercise any right to register any such securities, during the period commencing ten days prior to the anticipated effective date of such registration statement and ending 90 days from the effective date of such registration statement. In order to enforce the foregoing agreement, the Company shall be entitled to impose stop-transfer instructions with respect to the Registrable Securities of each Holder until the end of such period.

      (c) Each Selling Holder of Registrable Securities agrees that, upon receipt of any notice from the Company of (i) any request by the Commission for amendments or supplements to a Registration Statement or related prospectus covering any of such Selling Holder's Registrable Securities, (ii) the issuance by the Commission of any stop order suspending the effectiveness of a registration statement covering any of such Selling Holder's Registrable Securities or the initiation of any proceedings for that purpose, (iii) the receipt by the Company of any notification with respect to the suspension of the qualification of any Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, (iv) the happening of any event that requires the making of any changes in the registration statement covering any of such Selling Holder's Registrable Securities so that it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that any related prospectus will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, and (v) the Company's good faith reasonable determination that a post-effective amendment to a registration statement covering any of such Selling Holder's Registrable Securities or a supplement to any related prospectus is required under the Securities Act; such Selling Holder will forthwith discontinue disposition of such Registrable Securities until it is advised in writing by the Company that the use of the applicable prospectus (as amended or supplemented, as the case may be) and disposition of the Registrable Securities covered thereby pursuant thereto may be resumed; provided, however, (x) that such Selling Holder shall not resume its disposition of Registrable Securities pursuant to such registration statement or related prospectus unless it has received notice from the Company that such registration statement or amendment has become effective under the Securities Act and has received a copy or copies of the related prospectus (as then amended or supplemented, as the case may be) unless the Registrable Securities are then listed on a national securities exchange and the Company has advised such Selling Holder that the Company has delivered copies of the related prospectus, as then amended or supplemented, in transactions effected upon such exchange, subject to any subsequent receipt by such Selling Holder from the Company of notice of any of the events contemplated by clauses (i) through (v) of this paragraph, and (y) if so directed by the Company, such Selling Holder will deliver to the Company all copies, other than permanent file copies then in such Selling Holder's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice.

      Section 4.3 Registration Expenses. Expenses in connection with registrations pursuant to this Agreement shall be allocated and paid as follows:

      (a) With respect to each Shelf Registration Statement and Demand Registration Statement, the Company shall bear and pay all of the Registration Expenses incurred in connection with the registration and offering of Registrable Securities with respect to such Shelf Registration Statement or Demand Registration Statement, as the case may be; provided, however, that the Selling Holders shall pay (i) underwriting discounts and commissions relating to the Registrable Securities sold by them pursuant to any such registration statement and (ii) all fees and disbursements of any additional counsel not required to be paid by the Company and any other advisors to the Selling Holders.

      (b) The Company shall bear and pay all Registration Expenses incurred in connection with any Piggyback Registration Statements pursuant to Article III, other than (i) underwriting discounts and commissions relating to Registrable Securities, (ii) the portion of any filing fees allocable to the Registrable Securities included in such registration by the Selling Holders, and (iii) the fees and disbursements of any additional counsel not required to be paid by the Company and other advisors to the Selling Holders (each of which expenses in clauses (i) and (ii) shall be paid on a pro rata basis by the Selling Holders of Registrable Securities included in such Piggyback Registration Statement and which expenses in clause (iii) shall be paid on a pro rata basis by the Selling Holders for which the expenses are incurred).

                                   ARTICLE V

                        INDEMNIFICATION AND CONTRIBUTION

      Section 5.1 Indemnification by the Company. If any Registrable Securities are included in a registration statement under this Agreement, to the extent permitted by applicable law, the Company shall indemnify and hold harmless each Selling Holder, its directors, officers, shareholders, employees, investment advisors, agents and Affiliates, either direct or indirect (and each such Affiliate's directors, officers, shareholders, employees, investment advisors and agents) and each other Person, if any, who controls such Selling Holder (within the meaning of the Securities Act) against any and all losses, claims, damages, liabilities and expenses, including attorneys' fees and disbursements and expenses of investigation, incurred by such party pursuant to any actual or threatened action, suit, proceeding or investigation, to which any of the foregoing Persons may become subject under the Securities Act, the Exchange Act or other federal or state laws, insofar as such losses, claims, damages, liabilities and expenses arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein, or any amendments or supplements thereto, or the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading (collectively, a "Violation"); provided, however, that the indemnification required by this
Section 5.1 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or expense if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability or expense to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished to the Company by the indemnified party expressly for use in connection with such registration.

      Section 5.2 Indemnification by the Selling Holders. If any Registrable Securities are included in a registration statement under this Agreement, to the extent permitted by applicable law, each Selling Holder (severally and not jointly) shall indemnify and hold harmless the Company, its directors, officers, shareholders, employees, investment advisors, agents and Affiliates, either direct or indirect (and each such Affiliate's directors, officers, shareholders, employees, investment advisors and agents) and each other Person, if any, who controls the Company within the meaning of the Securities Act, any other Selling Holder and any controlling Person of any such other Selling Holder against any and all losses, claims, damages, liabilities and expenses, including attorneys' fees and disbursements and expenses of investigation, incurred by such party pursuant to any actual or threatened action, suit, proceeding or investigation, to which any of the foregoing Persons may otherwise become subject under the Securities Act, the Exchange Act or other federal or state laws, insofar as such losses, claims, damages, liabilities and expenses arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Selling Holder expressly for use in connection with such registration statement; provided, however, that (a) the indemnification required by this Section 5.2 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or expense if settlement is effected without the consent of the relevant Selling Holder of Registrable Securities, which consent shall not be unreasonably withheld, (b) in no event shall the amount of any indemnity under this Section 5.2 and of the contribution obligation of a Selling Holder under Section 5.4 exceed the net proceeds from the applicable offering received by such Selling Holder, and (c) the obligation to provide indemnification hereunder shall be several, and not joint and several, among the indemnifying parties.

      Section 5.3 Notice of Claims, etc. Promptly after receipt by an indemnified party under this Article V of notice of the commencement of any action, suit, proceeding, investigation or threat thereof made in writing for which such indemnified party may make a claim under this Article V, such indemnified party shall deliver to the indemnifying party a written notice of the commencement thereof. The failure to deliver written notice to the indemnifying party shall not relieve such indemnifying party of any liability to the indemnified party under this Article V.

Any fees and expenses incurred by the indemnified party (including any fees and expenses incurred in connection with investigating or preparing to defend such action or proceeding) shall be paid to the indemnified party, as incurred, within thirty days of written notice thereof to the indemnifying party (regardless of whether it is ultimately determined that an indemnified party is not entitled to indemnification hereunder). Any such indemnified party shall have the right to employ separate counsel in any such action, claim or proceeding, and to participate in the defense thereof, but the fees and expenses of such counsel shall be the expenses of such indemnified party unless (a) the indemnifying party shall have failed to promptly assume the defense of such action, claim or proceeding, or (b) the named parties to any such action, claim or proceeding (including any impleaded parties) include both such indemnified party and the indemnifying party, and such indemnified party shall have been advised by its counsel that there may be one or more legal defenses available to it which are different from or in addition to those available to the indemnifying party and that the assertion of such defenses would create a conflict of interest such that counsel employed by the indemnifying party could not represent the indemnified party (in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action, claim or proceeding on behalf of such indemnified party; it being understood, however, that the indemnifying party shall not, in connection with any one such action, claim or proceeding or separate but substantially similar or related actions, claims or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (together with appropriate local counsel) at any time for all such indemnified parties, unless the indemnified party shall have been advised by its counsel that a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such action, claim or proceeding such that the counsel could not represent the indemnified party and any other of such indemnified parties, in which event the indemnifying party shall be obligated to pay the fees and expenses of such additional counsel or counsels). No indemnifying party shall be liable to an indemnified party for any settlement of any action, proceeding or claim without the written consent of the indemnifying party, which consent shall not be unreasonably withheld.

   Section 5.4 Contribution. If the indemnification required by this Article
V from the indemnifying party is unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to in this Article V:

      (a) The indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any Violation has been committed by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such Violation. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 5.1 and Section 5.2, any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

      (b) The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5.4 were determined by pro rata allocation or by any other method of allocation, which does not take into account, the equitable considerations referred to in Section 5.4(a). No Person guilty of fraudulent misrepresentation (within the meaning of Section 11 (f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

         Section 5.5 Survival. The obligations of the Company and the Selling Holders of Registrable Securities under this Article V shall survive the completion of any offering of Registrable Securities pursuant to a registration statement under this Agreement.

                                   ARTICLE VI

                             RULE 144 AND RULE 144A

         Section 6.1 Reports, etc. The Company will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations promulgated by the Commission thereunder and will take such further action as any Holder may reasonably request, to the extent required from time to time to enable the Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144, (b) Rule 144A, or (c) any similar rule or regulation hereafter adopted by the Commission. Upon the request of any Holder, the Company will deliver to that Holder a written statement as to whether it has complied with such requirements, a copy of the most recent annual or quarterly report of the Company, and such other reports or documents so filed as a Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing a Holder to sell any such securities without registration.

         Section 6.2 Rule 144 Information. If at any time the Company is not required to file reports in compliance with either Section 13 or Section 15(d) of the Exchange Act, the Company at its expense will, forthwith upon the request of any Holder, make available adequate current public information with respect to the Company within the meaning of paragraph (c)(2) of Rule 144.

         Section 6.3 Rule 144A Information. If at any time the Company is not required to file reports in compliance with either Section 13 or Section 15(d) of the Exchange Act, the Company at its expense will, forthwith upon the request of any Holder or prospective purchaser, provide to the Holder and any prospective purchaser reasonably current information with respect to the Company within the meaning of paragraph (d)(4) of Rule 144A.

                                  ARTICLE VII

                                  MISCELLANEOUS

         Section 7.1 Amendment, Modification and Waivers; Further Assurances.
(a) This Agreement may be amended with the consent of the Company, and the Company may amend this Agreement or take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written consent to such amendment, action or omission to act of Holders owning all of the Registrable Securities then outstanding.

      (b) No waiver of any terms or conditions of this Agreement shall operate as a waiver of any other breach of such terms and conditions or any other term or condition, nor shall any failure to enforce any provision hereof operate as a waiver of such provision or of any other provision hereof. No written waiver hereunder, unless it by its own terms explicitly provides to the contrary, shall be construed to effect a continuing waiver of the provisions being waived, and no such waiver in any instance shall constitute a waiver in any other instance or for any other purpose or impair the right of the party against whom such waiver is claimed in all other instances or for all other purposes to require full compliance with such provision.

      (c) Each of the parties hereto shall execute all such further instruments and documents and take all such further action as any other party hereto may reasonably require in order to effectuate the terms and purposes of this Agreement.

         Section 7.2 Assignment. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties and their respective successors and permitted assigns of Registrable Securities. The rights and obligations of a Holder under this Agreement may collectively be transferred or assigned (in whole or in part) to one or more Persons who is a transferee of Registrable Securities; provided, however, that any such transferee of Registrable Securities agrees in writing, in form and substance satisfactory to the Company, to be bound by all of the terms and provisions hereof and to join this Agreement as a party hereto; and provided, further, that no such assignment of rights and obligations shall be effective with respect to Registrable Securities that, as a result of such transfer, have ceased to be Registrable Securities by reason of the second sentence of the definition of Registrable Securities set forth in Section 1.1 (such transferee, a "Permitted Transferee").

         Section 7.3 Invalid Provisions. If any provision of this Agreement is held to be illegal, invalid or unenforceable under any present or future law,
(a) such provision will be fully severable, (b) this Agreement will be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof, (c) the remaining provisions of this Agreement will remain in full force and effect and will not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom, and (d) in lieu of such illegal, invalid or unenforceable provision, there will be added automatically as a part of this Agreement a legal, valid and enforceable provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible.

         Section 7.4 Nominees for Beneficial Owners. In the event that any Registrable Securities are held by a nominee for the beneficial owner thereof, the beneficial owner thereof may, at its election, be treated as the Holder of such Registrable Securities for purposes of request or other action by any Holder or Holders pursuant to this Agreement or any determination of any amount of shares of Registrable Securities held by any Holder or Holders of Registrable Securities contemplated by this Agreement. If the beneficial owner of any Registrable Securities so elects, the Company may require assurances reasonably satisfactory to it of such owner's beneficial ownership of such Registrable Securities. For purposes of this Agreement, "beneficial ownership" and "beneficial owner" refer to beneficial ownership as defined in Rule 13d-3 (without regard to the 60-day provision in paragraph (d)(1)(i) thereof) under the Exchange Act.

         Section 7.5 Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING REGARD TO THE CONFLICT OF LAWS PRINCIPLES THEREOF.

         Section 7.6 Notices. All notices and requests given pursuant to this Agreement shall be in writing and shall be made by hand-delivery, first-class mail (registered or certified, return receipt requested), confirmed facsimile or overnight air courier guaranteeing next business day:

         (a)      If to the Company, to:

                  Financial Performance Corporation
                  335 Madison Avenue
                  New York, New York 10017
                  Facsimile Number: (212) 557-0490
                  Attention: President and Chief Executive Officer

                  With a copy to:

                  Jonathan J. Russo, Esq.
                  Baer Marks & Upham LLP
                  805 Third Avenue
                  New York, New York  10022
                  Facsimile Number:  (212) 702-5941

                  If to Finley, to:

                  William Finley
                  c/o Financial Performance Corporation
                  335 Madison Avenue
                  New York, New York  10017
                  Facsimile Number: (212) 557-0490

                           With a copy to:

                           David Mollon, Esq.
                           Winston & Strawn
                           200 Park Avenue
                           New York, New York  10166-4193
                           Facsimile Number:  212-294-4700

                           If to Trump, to:

                           Robert S. Trump
                           C/o Trump Management, Inc.
                           2611 W. 2nd Street
                           Brooklyn, New York 11223
                           Facsimile Number: (718) 891-3609

                           With a copy to:

                           Gary S. Friedman, Esq.
                           Kaufman Friedman Plotnicki & Grun, LLP
                           300 East 42nd Street,
                           New York, New York  10017
                           Facsimile Number:  (212) 687-3179

                           If to Silverman, to:

                           Jeffrey Silverman
                           LTS Capital Partners
                           777 Third Avenue
                           New York, New York 10017
                           Facsimile Number: (212) 446-0229

                           With a copy to:

                           Kramer Levin Naftalis & Frankel LLP
                           919 Third Avenue
                           New York, New York 10022
                           Attention:  Howard Sobel, Esq.
                           Facsimile Number: 212 715-8000

                           If to Nash, to:

                           Ronald Nash
                           650 Fifth Avenue
                           New York, New York 10019
                           Facsimile Number: ______________

                           With a copy to:

                           Kramer Levin Naftalis & Frankel LLP
                           919 Third Avenue
                           New York, New York 10022
                           Attention:  Howard Sobel, Esq.
                           Facsimile Number: 212 715-8000

      (b) If to a Permitted Transferee, to the address for such Permitted Transferee set forth on Schedule 7.6, as may be amended from time to time.


Except as otherwise provided in this Agreement, the date of each such notice and request shall be deemed to be, and the date on which each such notice and request shall be deemed given shall be: (i) at the time delivered, if personally delivered or mailed; (ii) when receipt is acknowledged, if sent by facsimile; and (iii) the next business day after timely delivery to the courier, if sent by overnight air courier guaranteeing next business day delivery.

         Section 7.7 Entire Agreement; Integration. This Agreement supersedes all prior agreements between or among any of the parties hereto with respect to the registration of any securities of the Company, and any and all such agreements are hereby deemed canceled and of no further force and effect and this Agreement embodies the entire understanding among the parties relating to such subject matter.

         Section 7.8 Injunctive Relief. Each of the parties hereto acknowledges that in the event of a breach by any of them of any material provision of this Agreement, the aggrieved party may be without an adequate remedy at law. Each of the parties therefore agrees that in the event of such a breach hereof the aggrieved party may elect to institute and prosecute proceedings in any court of competent jurisdiction to enforce specific performance or to enjoin the continuing breach hereof. By seeking or obtaining any such relief, the aggrieved party shall not be precluded from seeking or obtaining any other relief to which it may be entitled.

         Section 7.9 Section Headings. Section headings are for convenience of reference only and shall not affect the meaning of any provision of this Agreement,

         Section 7.10 Counterparts. This Agreement maybe executed in any number of counterparts, each of which shall be an original, and all of which shall together constitute one and the same instrument. All signatures need not be on the same counterpart.

         Section 7.11 Filing. A copy of this Agreement and of all amendments thereto shall be filed at the principal executive office of the Company with the Secretary of the Company.

         Section 7.12 Termination. This Agreement may be terminated at any time by a written instrument signed by the Company and all of the Holders of Registrable Securities. Unless sooner terminated in accordance with the immediately preceding sentence, the parties' obligations under this Agreement (other than Articles V and VI hereof) shall terminate in their entirety on the tenth anniversary of the date hereof.

         Section 7.13 Attorneys' Fees. In any action or proceeding brought to enforce any provision of this Agreement, the successful party shall be entitled to recover reasonable attorneys' fees (including any fees incurred in any appeal) in addition to its costs and expenses and any other available remedy.

         Section 7.14 No Third Party Beneficiaries. Nothing herein expressed or implied is intended to confer upon any Person, other than the parties hereto or their respective permitted assigns, successors, heirs and legal representatives, or any indemnified party hereunder, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

         Section 7.15 Requisite Holders. Each of the parties hereto agrees that the Company may, in connection with the taking of any action permitted to be taken hereunder with the consent or approval of the Requisite Holders of the Registrable Securities, rely in good faith on a certificate from any such holder or holders stating that it holds or is acting on behalf of a majority in interest of the Registrable Securities.

         IN WITNESS WHEREOF, this Registration Rights Agreement has been duly executed by the parties hereto as of the date first written above.

                                    Finance Performance Corporation


                                    By:
                                       ----------------------------------------
                                       Name:
                                       Title:


                                    -------------------------------------------
                                    William F. Finley


                                    -------------------------------------------
                                    Robert S. Trump


                                    -------------------------------------------
                                    Jeffery Silverman


                                    -------------------------------------------
                                    Ronald Nash